SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 20, 2003

                          PANGEA PETROLEUM CORPORATION
             (Exact name of Registrant as specified in its Charter)

   Colorado                         0-30503                      76-0635938
-------------------          -------------------             -------------------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                     Number)                  Identification No.)
 incorporation)

 9801 Westheimer, Suite 302, Houston, Texas                             77042
 (Address of principal executive offices)                            (Zip Code)

                                 (713) 706-6350
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

Pangea Petroleum Corporation announced that the Company has completed drilling in Kingfisher County, Oklahoma and encountered unanticipated water in the target zone which appears to have displaced any potential oil and thus, the well was plugged and abandoned. Additionally, the Company completed drilling in Colorado County, Texas and encountered a formation that was too tight to produce from any of the target zones. This well was also plugged and abandoned.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  July 20, 2004                   Pangea Petroleum Corporation

                                        By: /s/ Charles B. Pollock
                                            ------------------------------------
                                            Charles B. Pollock,
                                            Chief Executive Officer and
                                            Chairman of the Board